UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 -	SECURITIES AND TRADING MARKETS

ITEM 3.03 -	Material Modifications to Rights of Security Holders

On July 23, 2008, the Board of Directors of The Cheesecake Factory Incorporated extended the term of our stockholder Rights Agreement for a ten year period expiring on August 4, 2018.  The Rights Agreement was set to expire on August 4, 2008.  On August 1, 2008 the Company and Rights Agent executed Amendment No. 2 to the Rights Agreement to extend the Final Expiration Date to August 4, 2018 and to make certain other amendments set forth therein.  Amendment No. 2 is attached to this report as Exhibit 3.1 and incorporated herein by reference.

SECTION 9 -	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 -	Financial Statements and Exhibits

(d)	Exhibits

	3.1	Amendment No. 2 to Rights Plan dated as of August 1, 2008 between The Cheesecake Factory Incorporated and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: August 1, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ CHERYL M. SLOMANN
Cheryl M. Slomann
Interim Chief Financial Officer, Vice President and
Controller

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment No. 2 to Rights Plan dated as of August 1, 2008 between The Cheesecake Factory Incorporated and Computershare Trust Company, N.A.